CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

Amendment No. 1 to

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 6, 2015

Date of Report

(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3 South Renmin Road Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8615-4737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On January 16, 2015, Tianyin Pharmaceutical Co., Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) regarding the Company’s plan to establish a strategic alliance with Buchang Pharmaceutical Co., Ltd. (“Buchang Pharma”), one of China's most elite pharmaceutical companies, to synergize and accelerate the growth of the Company, boosting the Company’s mTCM franchise focusing on its cardiovascular revenue driver Gingko Mihuan (GMOL). The Company published a press release dated January 14, 2015 (the “Press Release”), which was included as an exhibit to the Form 8-K.

On February 6, 2015, the Company issued an updated press release which described the proposed terms of the strategic alliance in a more clarified manner (the “Revised Press Release”). A copy of the Revised Press Release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 6, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ Guoqing Jiang
Name: Dr. Guoqing Jiang
Title: Chief Executive Officer

Dated:  February 6, 2015

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